VOTING INSTRUCTION LETTER

                                                      [SHIP LOGO][VANGUARD LOGO]

April 6, 2009


Dear Valued Vanguard Shareholder:

We are writing to you as the authorized agent for the Vanguard proxy ballots for your accounts. To ease any burden that the multiple registrations contained in this proxy kit may pose, we want to offer you a streamlined way to manage the voting of your proxies.

The enclosed proxy cards represent unvoted positions for various Vanguard Funds held as of Record Date, April 6, 2009. As you know, a Special Meeting of Shareholders is scheduled to be held on July 2, 2009, at which shareholders of the Vanguard Funds will be asked to approve the election of Trustees and to vote on the other proposals noted on your ballots and within the enclosed proxy statement.

If you prefer to vote uniformly for all accounts for which you have proxy voting authority, you may use the attached authorization form to indicate "FOR", "AGAINST", or "ABSTAIN" for each proposal instead of filling out separate proxy cards for each registration.

If you choose to use this voting method, you must sign and date the authorization form and return it in the enclosed business reply envelope or fax it to our proxy tabulator, Computershare Fund Services, at 1-631-233 6364. Upon receipt of the signed authorization form, our proxy tabulator will vote all shareholder or client positions for which you act as the authorized proxy voting agent according to your instructions. If you vote using the authorization form, you do not need to sign the individual proxy cards.

Should you desire to cast different votes among your accounts, you must mark and sign each individual proxy card. If you choose this voting method, you can disregard the attached authorization form.

We have enclosed the proxy statement for your reference as you consider the proxy proposals.

Thank you for your prompt attention to this matter.

Sincerely,



The Vanguard Funds

FOR MORE INFORMATION, VISIT INSTITUTIONAL.VANGUARD.COM, OR CALL 800-523-1036 TO OBTAIN A FUND PROSPECTUS. INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES, AND OTHER IMPORTANT INFORMATION ABOUT A FUND ARE CONTAINED IN THE PROSPECTUS; READ AND CONSIDER IT CAREFULLY BEFORE INVESTING.



(c) 2009 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

As the authorized proxy voting agent with power of substitution for certain client accounts, I hereby authorize as Proxies John J. Brennan, F. William McNabb III, and Heidi Stam, or any of them, to represent and vote, as indicated below, all shares of the Vanguard Funds held as of the Record Date, April 6, 2009, by such client accounts at the Special Meeting of Vanguard Funds to be held on July 2, 2009. I further authorize said Proxies, in their discretion, to vote upon such other matters as may come before the meeting and at any adjournments or postponements thereof. I acknowledge receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revoke any proxy previously given, by myself or any party on whose behalf I am authorized to act, with respect to such meeting.

[ ] To vote FOR proposals 1 and 2 and AGAINST proposal 3, mark this box. If you mark this box, no other vote is necessary.

Proposal (1):  Election of Trustees for Each Fund
01. John J. Brennan, 02. Charles D. Ellis, 03. Emerson U. Fullwood, 04. Rajiv L. Gupta, 05. Amy Gutmann, 06. JoAnn Heffernan Heisen, 07. F. William McNabb III,
08. Andre F. Perold, 09. Alfred M. Rankin, Jr., 10. Peter F. Volanakis

> The board recommends a vote FOR this proposal.


----------------------------------------- ----------------------------------------------------------------------------
[    ]   Vote FOR All Trustees            To withhold authority to vote for any individual nominee(s) mark the "For
[    ]   WITHHOLD All Trustees            All Except" and write the nominee number(s) on the line provided below.
[    ]   FOR All Trustees Except
----------------------------------------- ----------------------------------------------------------------------------



Proposals (2):  Update and Standardize the Funds' Fundamental Policies

> This proposal, which consists of sub proposals 2a-2g, applies to all Vanguard funds and is detailed on all proxy ballots and within the enclosed proxy statement. The board recommends a vote FOR this proposal.

Update and Standardize the Funds' Fundamental Policies       2d.  Making Loans
Regarding:                                                   [    ] Vote FOR proposal 2d
2a.  Purchasing and Selling Real Estate                      [    ] Vote AGAINST proposal 2d
[    ] Vote FOR proposal 2a                                  [    ] ABSTAIN with respect to proposal 2d
[    ] Vote AGAINST proposal 2a
[    ] ABSTAIN with respect to proposal 2a                   2e.  Purchasing and Selling Commodities
                                                             [    ] Vote FOR proposal 2e
                                                             [    ] Vote AGAINST proposal 2e
                                                             [    ] ABSTAIN with respect to proposal 2e

2b. Issuing Senior Securities                                2f. Concentrating investments in a particular industry
[    ] Vote FOR proposal 2b                                  or group of industries.
[    ] Vote AGAINST proposal 2b                              [    ] Vote FOR proposal 2f
[    ] ABSTAIN with respect to proposal 2b                   [    ] Vote AGAINST proposal 2f
                                                             [    ] ABSTAIN with respect to proposal 2f

2c.  Borrowing Money                                         2g. Elimination of outdated fundamental policies
[    ] Vote FOR proposal 2c                                  not required by law.
[    ] Vote AGAINST proposal 2c                              [   ] Vote FOR proposal 2g
[    ] ABSTAIN with respect to proposal 2c                   [   ] Vote AGAINST proposal 2g
                                                             [   ] ABSTAIN with respect to proposal 2g


Proposal (3): Shareholder proposal "that the board institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights."

> The board recommends a vote AGAINST this proposal as noted on the proxy card and as discussed within the enclosed proxy statement.


                                                        --------------------------------------------------
[    ] Vote FOR proposal 3                              Signature                       Date
[    ] Vote AGAINST proposal 3
[    ] ABSTAIN with respect to proposal 3
                                                        --------------------------------------------------
                                                        Printed Name                    Date


-----------------------------------------------------------------------------------------------------------
Line 1 of Address Registration                                      HHID CODE

Remail Letters

                                IMPORTANT NOTICE
                         FOR VANGUARD FUND SHAREHOLDERS
--------------------------------------------------------------------------------
                          PLEASE VOTE BEFORE A MEETING
                           SCHEDULED FOR JULY 2, 2009
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy materials regarding the Special Meeting of Shareholders of the Vanguard Funds to be held on July 2, 2009.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitations.

In order for your vote to be represented, we must receive your instructions before your Fund's meeting date.


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE TODAY.

For your convenience, please use any of the following methods to submit your vote:

1.  BY INTERNET
Follow the instructions on your voting instruction form.

2.  BY PHONE
Follow the instructions on your voting instruction form.

3.  BY MAIL
Return your completed voting instruction form in the envelope provided.

                                IMPORTANT NOTICE
                         FOR VANGUARD FUND SHAREHOLDERS
--------------------------------------------------------------------------------
                          PLEASE VOTE BEFORE A MEETING
                           SCHEDULED FOR JULY 2, 2009
--------------------------------------------------------------------------------

Dear Shareholder:

Recently we distributed proxy materials regarding the Special Meeting of Shareholders of the Vanguard Funds to be held on July 2, 2009.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitations.

In order for your vote to be represented, we must receive your instructions before your Fund's meeting date.


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE TODAY.

For your convenience, please use any of the following methods to submit your vote:

1.  BY PHONE
Call 866-241-6192 toll-free and follow the recorded instructions for automated service.

Or call 800-822-8978 Monday through Friday between 8 a.m. and 10 p.m., or Saturday between 9 a.m. to 5 p.m., Eastern time, to speak to a Vanguard representative.

2.  BY INTERNET
Visit    www.proxy-direct.com/vanguard   and   follow   the   simple   on-screen
instructions.

3.  BY MAIL
Return your completed proxy card in the envelope provided.


If you have any questions, or need assistance in voting your shares, please call Vanguard at 800-822-8978.

                               IMPORTANT NOTICE
                         FOR VANGUARD FUND SHAREHOLDERS
--------------------------------------------------------------------------------
                          PLEASE VOTE BEFORE A MEETING
                           SCHEDULED FOR JULY 2, 2009
--------------------------------------------------------------------------------


Dear Shareholder:

Recently we distributed proxy materials regarding the Special Meeting of Shareholders of the Vanguard Funds to be held on July 2, 2009.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitations.

In order for your vote to be represented, we must receive your instructions before your Fund's meeting date.


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE VOTE TODAY.

For your convenience, please use any of the following methods to submit your vote:

1.  BY PHONE
Follow the instructions on your voting instruction form.

Or call Computershare Fund Services, Vanguard's authorized agent for proxy voting, toll-free at 866-963-5746. Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m., and Saturday from 12 p.m. to 6:00 p.m., Eastern time.

2.  BY INTERNET
Follow the instructions on your voting instruction form.

3.  BY MAIL
Return your completed voting instruction form in the envelope provided.


If you have any questions, or need assistance in voting your shares, please call Computershare Fund Services toll-free at 866-963-5746.